UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 16, 2021

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RCMT	The NASDAQ Stock Market LLC

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2021, as disclosed in Item 5.07 below, the shareholders of RCM Technologies, Inc. (the “Company”) approved amendments to the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan (the “ESPP”) at the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”) held on December 16, 2021.

On October 20, 2021, the Company’s Board of Directors (the “Board”) adopted, subject to stockholder approval at the Annual Meeting, amendments to the ESPP to (i) increase by 400,000 shares of the common stock of the Company, $0.05 par value (the “Common Stock”) the total number of shares authorized for purchase under the ESPP from 1,400,000 shares to 1,800,000 shares of Common Stock, (ii) change the name of the ESPP to the “RCM Technologies, Inc. Employee Stock Purchase Plan” and (iii) change the termination date of the ESPP to December 31, 2030.

The above description of the amendment to the ESPP is a summary and is qualified in its entirety by reference to the full text of the amendment, incorporated by reference herein as Exhibit 99.1.

Item 5.07              Submission of Matters to a Vote of Security Holders

Also on December 16, 2021, the Company held the Annual Meeting, at which the Company’s stockholders (i) elected five (5) persons to the Board; (ii) approved amendments to the ESPP; (iii) ratified the selection by the Board’s Audit Committee of Macias, Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2022 and (iv) voted on an advisory basis to approve the compensation of the Company’s named executive officers for 2020.  The results of these votes, as certified by the independent inspector of elections for the Annual Meeting, are set forth below.

Proposal 1.  Election of five (5) persons to serve as directors of the Company, each to serve until the Company’s next annual meeting or until their successors have been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Bradley S. Vizi...................................	5,486,815	527,741	3,326	2,656,527
Roger H. Ballou .................................	5,444,977	569,430	3,475	2,656,527
Richard A. Genovese.........................	5,485,946	523,298	8,638	2,656,527
Swarna Srinivas Kakodkar...............	5,379,497	628,208	10,178	2,656,526
Jayanth Komarneni............................	5,380,714	627,090	10,078	2,656,527

Proposal 2.  Approval of amendments to the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,950,248	52,458	15,176	2,656,527

Proposal 3.  Ratification of the selection by the Board’s Audit Committee of Macias, Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,580,537	76,850	17,022	0

Proposal 4.  Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,898,645	104,609	14,629	2,656,526

Item 9.01.             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
99.1
Amendment 2021-5 to RCM Technologies, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement for its 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on November 12, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: December 17, 2021